Exhibit 99.4

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:	June 30, 2005

TO:	HSBC Bank USA, National Association, not in its individual capacity, but soley as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

ATTENTION:	Corporate Trust Administration
TELEPHONE:	212-525-1343
FACSIMILE:	212-525-1300

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNSC7168

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Financial Products Inc. (“BSFP”) and HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3 (“Counterparty”), under the Indenture, dated as of July 1, 2005, among People’s Choice Home Loan Trust Series 2005-3, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee (the “Indenture). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the respective meanings attributed to them in the Indenture.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period on Schedule I attached hereto.

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

Trade Date:	June 24, 2005

Effective Date:	November 25, 2005

Termination Date:	June 25, 2010, subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Dates shall be one Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	3.98300%

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	BSFP

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Day preceding each Floating Rate Payer Period End Date.

Notwithstanding the foregoing, if on any date, the aggregate amount payable by BSFP exceeds the aggregate amount payable by Counterparty, then the net amount that would otherwise be payable by BSFP to Counterparty on such date in accordance with Section 2(c) of the ISDA Form Master Agreement shall be payable on two Business Day preceding 25th calendar day of each month.

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Following

3. Additional Provisions:	Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

2)	Termination Provisions. For purposes of the Master Agreement:

(a)	“Specified Entity” is not applicable to BSFP or Counterparty for any purpose.

(b)	“Specified Transaction” is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)	The “Cross Default” provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Counterparty and Counterparty shall not be required to pay any additional amounts referred to therein.

3)	Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

(ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, each of BSFP and the Counterparty make the following representations.

The following representation will apply to BSFP:

BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

HSBC Bank USA, National Association is the Indenture Trustee under the Indenture.

4)	[Reserved]

5)	Documents to be Delivered. For the purpose of Section 4(a):

(1)	Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BSFP and the Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty	Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and Counterparty	Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party’s obligations under this Agreement.	Upon the execution and delivery of this Agreement and any Confirmation	Yes

BSFP	A copy of the most recent annual report of such party (only if available) and its Credit Support Provider, if any, containing in all cases audited consolidated financial statements for each fiscal year certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the United States or in the country in which such party is organized	Promptly after request by the other party	Yes

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:	383 Madison Avenue, New York, New York 10179
Attention:	DPC Manager
Facsimile:	(212) 272-5823

with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations - 7th Floor
Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:	HSBC Bank
452 Fifth Avenue
New York, NY 10018
Attention:	Corporate Trust Administration
Facsimile:	(212) 525-1300
Phone:	(212) 525-1343

with a copy to:

Address:	Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045-1951
Attention:	Client Manager – Peoples’ Choice 2005-3
Vice President Business Development
Facsimile:	(410) 715-2380
Phone:	(410) 884-2000

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

with a copy to:

Address:	People’s Choice Home Loan, Inc.
7515 Irvine Center Drive
Irvine, California 92618
Attention:	Irwin Gubman, Esq.
email:	igubman@pchli.com
Phone:	(949) 265-1840

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:	Not Applicable

The Counterparty appoints as its Process Agent:	Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document.

BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 14 below.

The Counterparty:         Not Applicable

(g)	Credit Support Provider.

BSFP:                     Not Applicable

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

The Counterparty:    Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligation Law Section 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless (i) each of S&P, Fitch and Moody’s have been provided notice of the same (ii) S&P, Fitch and Moody’s confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that they will not downgrade, qualify, withdraw or otherwise modify their then-current rating of the Notes.

7) “Affiliate” BSFP and Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:—

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding.

(i) It is acting for its own account, has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

(5) Eligible Contract Participant. Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

(6) ERISA. It is not a pension plan or employee benefits plan, and it is not using assets of any such plan in connection with the Transaction hereunder.

9) The ISDA Form Master Agreement is hereby amended as follows:

(a) The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement;

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

(b) “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee pursuant to paragraph 14 below.

(d) “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) The “Bankruptcy” provision of Section 5(a)(vii)(2) shall be deleted in its entirety with respect to the Counterparty and replaced with the following:

(i) “an “Event of Default” under, and defined in, the Indenture, occurs as a result of a failure to make required payments on the People’s Choice Home Loan Securities Trust Series 2005-3 Mortgage-Backed Notes, Series 2005-3, Class 1A1, 1A2, 1A3, 2A1 or 2A2 Notes (the “Class A Notes”) as defined in the Indenture.”

(ii) the words “trustee” and “custodian” in Section 5(a)(vii)(6) shall not include the Owner Trustee or the Indenture Trustee and the words “specifically authorized” are inserted before the word “action” in Section 5(a)(vii)(9).

10) Limitation of Liability. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Indenture Trustee (i) this Agreement is executed and delivered by HSBC Bank USA, National Association (“HSBC”), not individually or personally but solely as the Indenture Trustee, in the exercise of the powers and authority conferred and vested in it under the Indenture, (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty are made and intended not as personal representations, undertakings and agreements by HSBC, (iii) under no circumstances shall HSBC in its individual capacity be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation representation, warranty or covenant made or undertaken this Agreement or any other related documents and (iv) nothing herein contained shall be construed as creating any liability on HSBC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under parties hereto. Any resignation or removal of HSBC as Indenture Trustee under the Indenture shall require the assignment of this agreement to HSBC’s replacement.

11) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization,

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

June 30, 2005

arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day or the applicable reference period, if longer following payment in full of the Notes.

12) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

13) Additional Termination Events. Additional Termination Events will apply:

(a) If a Rating Agency Downgrade has occurred and BSFP has not, within 21 days, complied with Section 14 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) If (i) the Majority Certificateholder gives notice pursuant to Section 8.07 of the Indenture to BSFP or the Indenture Trustee of its termination of the Trust under Section 8.07 of the Indenture, or if notice is otherwise received by BSFP or the Indenture Trustee from the Servicer or the Subservicer that its termination of the Trust in accordance with the Sale and Servicing Agreement, (ii) a final distribution notice is given to BSFP or to the Noteholders under Section 8.07 of the Indenture, (iii) an Event of Default occurs under the Indenture followed by the liquidation of any or all of the Trust Estate pursuant to Section 5.04 of the Indenture, (iv) the Indenture is modified without the consent of BSFP and such modification materially and adversely affects BSFP’s interest or (v) any other notice of the occurrence of an early termination of the Indenture or a final distribution thereunder is provided to the Indenture Trustee, the Noteholders or BSFP, then an Additional Termination Event shall have occurred and Counterparty shall be the sole Affected Party with respect thereto.

14) Rating Agency Downgrade. In the event that (a) (i) BSFP’s short-term unsecured and unsubordinated debt rating is withdrawn or reduced below “A-1” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “F-1” by Fitch Ratings (“Fitch”) or “P-1” by Moody’s Investor Service, Inc. (“Moody’s”) and (ii) its corresponding long-term rating is withdrawn or reduced below “A+” by S&P or Fitch or “A1” by Moody’s (if the short-term and long-term obligations of BSFP are rated by such Swap Rating Agencies) or (b) BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “AA-” by S&P or Aa3 by Moody’s (S&P and Moody’s, collectively the “Swap Rating Agencies”, and such rating threshold, the “Approved Rating Threshold”), then within 21 days after such rating withdrawal or downgrade (unless, within 21 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the People’s Choice Home Loan Securities

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture

Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes,

Series 2005-3

June 30, 2005

Trust Series 2005-3 Mortgage-Backed Notes, Series 2005-3 (the “Notes”), which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Threshold on terms substantially similar to this Agreement, (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Threshold, to honor, BSFP’s obligations under this Agreement, subject to the Rating Agency Condition. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with all of the Swap Rating Agencies then providing a rating of the Notes and receive from the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

15) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, hereunder are limited recourse obligations of Counterparty or the Securities Administrator on behalf of the Counterparty, payable solely from the Payment Account and the proceeds thereof, in accordance with and in the priority described in the terms of the Indenture. In the event that the amounts available to make such payments under the Indenture should be insufficient to satisfy all claims outstanding and following the termination of the Payment Account, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Neither the Indenture Trustee nor the Securities Administrator shall have liability for any failure or delay in making a payment hereunder to BSFP due to any failure or delay in receiving amounts in the Payment Account from the Issuer.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5. Account Details and Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture

Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes,

Series 2005-3

June 30, 2005

Payments to Counterparty:
Wells Fargo Bank, NA
ABA Number: 121000248
For Credit To: SAS Clearing/Account # 3970771416
FFC to: People’s Choice 2005-3 Payment Account # 17177400

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture

Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes,

Series 2005-3

June 30, 2005

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:
Name:
Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC BANK USA, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS INDENTURE TRUSTEE FOR PEOPLE’S CHOICE HOME LOAN SECURITIES TRUST SERIES 2005-3, MORTGAGE-BACKED NOTES, SERIES 2005-3

By:
Name:
Title:

lm

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture

Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes,

Series 2005-3

June 30, 2005

SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)
Effective Date	27-Dec-2005	1,007,515,448.69
27-Dec-2005	25-Jan-2006	982,294,455.09
25-Jan-2006	27-Feb-2006	954,427,751.03
27-Feb-2006	27-Mar-2006	924,039,506.17
27-Mar-2006	25-Apr-2006	891,276,784.88
25-Apr-2006	25-May-2006	856,308,929.93
25-May-2006	26-Jun-2006	819,347,678.63
26-Jun-2006	25-Jul-2006	783,925,085.22
25-Jul-2006	25-Aug-2006	749,976,940.69
25-Aug-2006	25-Sep-2006	717,441,721.62
25-Sep-2006	25-Oct-2006	686,260,477.67
25-Oct-2006	27-Nov-2006	656,376,723.69
27-Nov-2006	26-Dec-2006	627,736,336.45
26-Dec-2006	25-Jan-2007	600,287,455.66
25-Jan-2007	26-Feb-2007	573,980,389.13
26-Feb-2007	26-Mar-2007	548,767,522.00
26-Mar-2007	25-Apr-2007	524,603,229.65
25-Apr-2007	25-May-2007	501,443,794.35
25-May-2007	25-Jun-2007	423,772,546.66
25-Jun-2007	25-Jul-2007	278,477,884.26
25-Jul-2007	27-Aug-2007	239,140,899.41
27-Aug-2007	25-Sep-2007	209,230,192.25
25-Sep-2007	25-Oct-2007	185,905,694.80
25-Oct-2007	26-Nov-2007	167,384,209.40
26-Nov-2007	26-Dec-2007	152,482,779.27
26-Dec-2007	25-Jan-2008	140,384,084.99
25-Jan-2008	25-Feb-2008	130,505,479.18
25-Feb-2008	25-Mar-2008	122,412,982.09
25-Mar-2008	25-Apr-2008	114,718,386.21
25-Apr-2008	27-May-2008	107,402,160.19
27-May-2008	25-Jun-2008	100,445,730.01
25-Jun-2008	25-Jul-2008	93,831,792.02
25-Jul-2008	25-Aug-2008	93,831,792.02
25-Aug-2008	25-Sep-2008	93,831,792.02
25-Sep-2008	27-Oct-2008	93,831,792.02
27-Oct-2008	25-Nov-2008	93,831,792.02
25-Nov-2008	26-Dec-2008	93,137,433.42

Reference Number: FXNSC7168

HSBC Bank USA, National Association, not in its individual capacity, but solely as Indenture

Trustee for People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes,

Series 2005-3

June 30, 2005

26-Dec-2008	26-Jan-2009	88,544,015.90
26-Jan-2009	25-Feb-2009	83,924,842.90
25-Feb-2009	25-Mar-2009	79,507,368.90
25-Mar-2009	27-Apr-2009	75,307,325.73
27-Apr-2009	26-May-2009	71,314,031.21
26-May-2009	25-Jun-2009	67,517,327.16
25-Jun-2009	27-Jul-2009	63,907,553.71
27-Jul-2009	25-Aug-2009	60,475,524.89
25-Aug-2009	25-Sep-2009	57,212,505.42
25-Sep-2009	26-Oct-2009	54,110,188.60
26-Oct-2009	25-Nov-2009	51,160,675.35
25-Nov-2009	28-Dec-2009	48,356,454.22
28-Dec-2009	25-Jan-2010	45,690,382.37
25-Jan-2010	25-Feb-2010	43,155,667.56
25-Feb-2010	25-Mar-2010	40,745,850.89
25-Mar-2010	26-Apr-2010	38,454,790.56
26-Apr-2010	25-May-2010	36,276,646.22
25-May-2010	Termination Date	34,205,864.30